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                                EXHIBIT (10)(a)

                        CONSENT OF INDEPENDENT AUDITORS









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                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports dated February 15, 2001 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-63086) and related Prospectus of Immediate Income Builder II.


                                                   /s/ Ernst & Young LLP



Des Moines, Iowa
September 7, 2001